UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2009

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)
400 North Sam Houston Parkway East, Suite 400 Houston, Texas (Address of principal executive offices)	281-618-0400 (Registrant’s telephone number, including area code)	77060 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2009, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its second quarter results of operation for the period ended June 30, 2009.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 7.01 Regulation FD Disclosure.

On July 29, 2009, Helix issued a press release announcing its second quarter results of operation for the period ended June 30, 2009.  In addition, on July 30, 2009, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein are the press release and the slides for the Second Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials will also be posted beginning on July 29, 2009 in the Presentations section under Investor Relations of Helix’s website, www.Helixesg.com.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Number                      Description
----------                      --------------

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 29, 2009 reporting financial results for the second quarter of 2009.

99.2	Second Quarter Earnings Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      July 29, 2009

HELIX ENERGY SOLUTIONS GROUP, INC.

By:                  /s/ Anthony Tripodo
                                       Anthony Tripodo
                        Executive Vice President
                                    and Chief Financial Officer

Index to Exhibits

Exhibit No.                                           Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 29, 2009 reporting financial results for the second quarter of 2009.

99.2	Second Quarter Earnings Conference Call Presentation.